UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 26, 2010

BEACON POWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31973	04-3372365
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Middlesex Road

Tyngsboro, Massachusetts 01879
(Address of Principal Executive Offices)  (Zip Code)

(978) 694-9121

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Officer

On April 26, 2010, the Company appointed Judith Judson (“Judson”) to serve as Vice President, Asset Management and Market Development of the Company.   Ms. Judson joined the Company in 2008 and has served as Director of Regulatory and Market Affairs until her promotion.  Ms. Judson’s responsibilities shall include, but not be limited to, management of the Company’s plant facility assets and regulatory and market affairs.  In connection with Judson’s appointment, the Company entered into an initial Employment Agreement with Judson (the “Judson Employment Agreement”), effective as of April 1, 2010 and continuing until March 31, 2011, unless renewed or terminated.  Under the Judson Employment Agreement, Ms. Judson’s annual base salary is $160,000 and she is eligible to receive an annual bonus of up to forty percent (40%) of her base salary, based on the achievement of individual and Company performance objectives determined annually by the Compensation Committee of the Company’s Board of Directors.  The Judson Employment Agreement also provides that, among other things, if Ms. Judson is terminated without cause (as defined therein) or elects to terminate her employment for good reason (as defined therein, which includes a change in control), the Company must (i) pay her a cash amount equal to her then current salary multiplied by twelve, (ii) continue to pay her benefits until the first anniversary of termination, and (iii) pay her an amount equal to her bonus that was paid the prior fiscal year prorated by the number of months that have elapsed in the current fiscal year.

Amended and Restated Executive Employment Agreements

On April 26, 2010, the Company entered into Amended and Restated Employment Agreements (the “Amended and Restated Employment Agreements”) with its Chief Executive Officer, F. William Capp (“Capp”), its Chief Financial Officer, James M. Spiezio (“Spiezio”) and its Chief Technical Officer, Matthew L. Lazarewicz (“Lazarewicz”).  The Amended and Restated Employment Agreements (i) extended the term of the previous employment agreements until March 31, 2011, and (ii) amended the base salaries and targeted bonus percentages as set forth below:

Name of Executive	Base Salary	Target Bonus (1) (% of Base Salary)
F. William Capp	$325,000	85%
James M. Spiezio	$217,137	40%
Matthew L. Lazarewicz	$194,958	40%

(1) The Compensation Committee has reserved to itself full discretion to determine the actual amount of each executive officer’s annual bonus.

Option and Restricted Stock Unit Agreements

On April 26, 2010, the Company also entered into Restricted Stock Unit Agreements (the “RSU Agreements”) and Option Agreements (the “Option Agreements”) with Capp, Spiezio, Lazarewicz and Judson (the “Executives”).

The Option Agreements grant each of the Executives a number of stock options, as specified below, each to vest over a 3 year period in quarterly installments beginning with 8.33% vesting on the grant date of the Option Agreement, 8.33% vesting on each of the following 10 quarters, and 8.37% vesting on December 31, 2012 at which point the award will be fully vested.  The stock options have an exercise price of $0.446 per share, the closing market price on the date of grant.

Name	Options Granted
F. William Capp	973,345	(1)
James M. Spiezio	357,668
Matthew L. Lazarewicz	321,135
Judith Judson	263,552

(1) 450,000 shares were granted on April 26, 2010.  The remainder is subject to shareholder approval of the Company’s amended and restated stock incentive plan (to be referred to as the 2010 Stock Incentive Plan in the Company’s proxy statement) at the Company’s 2010 Annual Meeting of Stockholders.

The RSU Agreements provide for awards of performance-based restricted stock units (“RSUs”) to each of the Executives to be granted on June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013 (each a “Grant Date”), for a number of shares of common stock to be determined by dividing $125,000 for Capp and $62,500 for each of Spiezio, Lazarewicz and Judson by the twelve (12) month volume-weighted average price immediately preceding the Grant Date.  The maximum and minimum amount of RSUs that can be granted to each Executive on each of June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013 are set forth below:

Name	Maximum amount of RSUs	Minimum amount of RSUs
F. William Capp	Up to a maximum of 250,000 RSUs	No less than 50,000 RSUs
James Spiezio	Up to a maximum of 125,000 RSUs	No less than 25,000 RSUs
Matthew Lazarewicz	Up to a maximum of 125,000 RSUs	No less than 25,000 RSUs
Judith Judson	Up to a maximum of 125,000 RSUs	No less than 25,000 RSUs

The RSUs are subject to shareholder approval of the Company’s amended and restated stock incentive plan (to be referred to as the 2010 Stock Incentive Plan in the Company’s proxy statement) at the Company’s 2010 Annual Meeting of Stockholders.

The vesting of the RSUs are subject to certain fiscal year targets and other measurement specifics, as determined by the Compensation Committee prior to each Grant Date.  Depending on the Company’s actual performance in relation to the performance targets established for the applicable measurement period, the number of shares of common stock into which the RSUs may convert may be fewer or more than the number of RSUs granted.  Upon vesting, the maximum amount of shares of common stock that the vested RSUs can convert into under each such award is set forth below:

Name	Maximum amount of shares of common stock
F. William Capp	Up to a maximum of 375,000 shares of common stock
James Spiezio	Up to a maximum of 187,500 shares of common stock
Matthew Lazarewicz	Up to a maximum of 187,500 shares of common stock
Judith Judson	Up to a maximum of 187,500 shares of common stock

Termination of Performance-Based Restricted Stock Unit Agreements

On April 26, 2010 Beacon Power Corporation (the “Company”) entered into Letter Agreements (the “Letter Agreements”) with Capp, Spiezio and Lazarewicz.  Under the terms of the Letter Agreements, the Performance-Based Restricted Stock Unit Agreements dated as of May 8, 2006 between the Company and Capp, Spiezio and Lazarewicz (the “2006

RSU Agreements”) were terminated due to the inability to meet the performance goals as set forth under the 2006 RSU Agreements.  Pursuant to the termination of the 2006 RSU Agreements, the shares of Company common stock reserved for issuance upon conversion of the performance-based restricted stock units under the 2006 RSU Agreements shall be immediately available for future issuance under the Company’s Third Amended and Restated 1998 Stock Incentive Plan.

The above descriptions are qualified in their entirety by the full text of the Judson Employment Agreement, Amended and Restated Employment Agreements, RSU Agreements, Option Agreements and Letter Agreements as set forth in the exhibits filed herewith and incorporated into this description by this reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Description	Exhibit Number

Amended and Restated Employment Agreement between the Company and F. William Capp	10.1

Amended and Restated Employment Agreement between the Company and James M. Spiezio	10.2

Amended and Restated Employment Agreement between the Company and Matthew L. Lazarewicz	10.3

Employment Agreement between the Company and Judith Judson	10.4

Form of Option Agreement between the Company and each of F. William Capp, James M. Spiezio, Matthew L. Lazarewicz and Judith Judson	10.5

Form of Restricted Stock Unit Agreement between the Company and each of F. William Capp, James M. Spiezio, Matthew L. Lazarewicz and Judith Judson	10.6

Letter Agreement between the Company and F. William Capp	10.7

Letter Agreement between the Company and James M. Spiezio	10.8

Letter Agreement between the Company and Matthew L. Lazarewicz	10.9

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Dated: April 29, 2010	By:	/s/ James M. Spiezio
James M. Spiezio
Chief Financial Officer

EXHIBIT INDEX

Description	Exhibit No.

Amended and Restated Employment Agreement between the Company and F. William Capp	10.1

Amended and Restated Employment Agreement between the Company and James M. Spiezio	10.2

Amended and Restated Employment Agreement between the Company and Matthew L. Lazarewicz	10.3

Employment Agreement between the Company and Judith Judson	10.4

Form of Option Agreement between the Company and each of F. William Capp, James M. Spiezio, Matthew L. Lazarewicz and Judith Judson	10.5

Form of Restricted Stock Unit Agreement between the Company and each of F. William Capp, James M. Spiezio, Matthew L. Lazarewicz and Judith Judson	10.6

Letter Agreement between the Company and F. William Capp	10.7

Letter Agreement between the Company and James M. Spiezio	10.8

Letter Agreement between the Company and Matthew L. Lazarewicz	10.9